UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2017

ENVIRONMENTAL PACKAGING TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 West by Northwest, Suite 110 Houston, TX	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 229-3639

12303 Airport Way, Suite 200 Broomfield, Colorado, 80021
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “ 1933 Act ”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “ 1934 Act ”), which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in forward-looking statements. These factors include, but are not limited to:

●
our financial performance, including our history of operating losses;

●
our ability to obtain additional funding;

●
our ability to successfully market, sell and derive income from our products;

●
changes in the regulatory environments of the United States and other countries in which we intend to sell our products;

●
our ability to attract and retain key management and marketing personnel;

●
competition from new and existing market entrants;

●
our ability to identify and pursue development of additional products; and

We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current business and expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

EXPLANATORY NOTE

              As used in this Current Report on Form 8-K (1) the terms the “Company,” “we,” “us,” and “our” refer to the combined enterprises of Environmental Packaging Technologies Holdings, Inc. (F/K/A International Metals Streaming Corp.), a Nevada corporation (“IMSC”), EPT Acquisition Corp, a wholly-owned subsidiary of IMSC prior to the Merger (as defined below) (“Merger Sub”) and Environmental Packaging Technologies, Inc., a Delaware corporation (“EPT”), after giving effect to the Merger and the related transactions described herein, (2) the term “IMSC” refers to the business of IMSC prior to the Merger, and (3) the term “EPT” refers to the business of EPT prior to the Merger, in each case unless otherwise specifically indicated or as is otherwise contextually required. Although IMSC changed its name to Environmental Packaging Technologies Holdings, Inc. on February 16, 2017, to avoid confusion and for purposes of clarity, the historical pre-Merger operations of the Company are referred to in this Current Report as “IMSC”.

This Current Report on Form 8-K is being filed in connection with a series of transactions consummated by us that relate to the Merger between IMSC, Merger Sub and EPT, which transactions are described herein, together with certain related actions taken by us.

SUBSEQUENT 8-K; FORM 10 INFORMATION

This Current Report on Form 8-K was filed by the Company to inform the public that the Merger had been consummated and to provide certain other information. Because prior to the Merger, IMSC was a “shell company” (as defined in Rule 405 of the 1933 Act), the Company is required to file a Current Report on Form 8-K containing such information that it would be required to disclose if it were a registrant filing a general form for registration of securities on Form 10 under the 1934 Act (a “Super 8-K”). Although this Current Report, however, does not include all information that is required to be included in a Super 8-K, the Company intends to file with the SEC a Super 8-K by the fourth (4th) business day following the closing date (the “Closing Date”), of the Merger.

Item 1.01
Entry into a Material Definitive Agreement.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on or about December 28, 2016, pursuant to an Agreement and Plan of Merger (as amended on or about March 31, 2017 (“Amendment No. 1”) and as of June 7, 2017 (“Amendment No. 2”), collectively, the “Merger Agreement”), by and among IMSC, Merger Sub and EPT, IMSC, Merger Sub and EPT agreed that on the Closing Date, Merger Sub would merge with and into EPT with EPT surviving the Merger and as a result EPT would become a wholly owned subsidiary of IMSC (the “Merger”). On February 16, 2017, in anticipation of the Closing, IMSC changed its name to “Environmental Packaging Technologies Holdings, Inc.”

For a description of the Merger and the material agreements entered into, Amendment No. 1, Amendment No. 2 and the other exhibits to or referenced in this Current Report in connection with the Merger, please see the disclosures set forth in Item 2.01 of this Current Report on Form 8-K, which disclosures are incorporated into this Item 1.01 by reference. Item 2.01 of this Current Report on Form 8-K contain only a brief description of certain material terms of the Merger Agreement and other material agreements entered into and certain actions taken in connection with the Merger, and does not purport to be a complete description of the Merger Agreement and other material agreements entered into and certain actions taken in connection with the Merger and certain rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the Merger Agreement, Amendment No. 1, Amendment No. 2 and the other exhibits to or referenced in this Current Report which is filed as an exhibit to this Current Report on Form 8-K.

Item 2.01
Completion of Acquisition or Disposition of Assets.

The Merger and Related Transactions

On June 9, 2017 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub and EPT consummated the Merger, and EPT became a wholly owned subsidiary of IMSC and each share of EPT’s common stock issued and outstanding was converted into the right to receive ten (10) shares of our common stock.

Immediately following the Closing Date, we had issued and outstanding the following shares of our common stock (i) 40,000,000 shares owned by the former EPT stockholders, (ii) 12,000,023 shares owned by our shareholders immediately prior to the Closing Date, (iii) 5,618,000 shares owned by purchasers of EPT common stock purchased in the EPT Offering which EPT shares were converted into shares of our common stock immediately following the Closing, (iv) 1,045,000 shares owned by holders of EPT warrants which were exercised and converted into shares of our common stock immediately following the Closing, and (v) 1,120,000 shares held by prior purchasers of $560,000 aggregate principal amount of EPT convertible notes which EPT convertible notes were converted into EPT common stock and thereafter converted into shares of our common stock immediately following the Closing. In addition we are required to issue 998 shares of our to be created 6% Series B convertible preferred stock (the “B Shares”), with each B Share having a stated value of $1,000, is convertible into shares of our common stock at a conversion price of $0.50 per share, accrues dividends at a rate of 6% per annum (subject to increase), have customary beneficial ownership blockers, various anti-dilution rights including for sales and/or issuance of our common stock and/or derivate securities with a sale price and/or conversion, exchange or exercise price (as the case may be) below $0.50 per share and will contain optional and mandatory conversion and mandatory redemption provisions. Such 998 B Shares will be issued to holders of 998 shares of substantially identical Series B preferred stock of EPT.

On the Closing Date, Michael Hlavsa, our sole officer and director resigned as our sole officer and director and David Skriloff was appointed as our sole director and our chief executive officer and treasurer; and  Shane Sims as our President and Secretary.

Pursuant to the Merger Agreement we are obligated to pay the majority shareholder $550,000 as a result of his cancellation of 11,810,830 shares of our common stock owned by him.

Pursuant to the Merger Agreement, each party has made certain customary representations and warranties to the other parties thereto. The Merger was conditioned upon approval by EPT’s stockholders and certain other customary closing conditions. EPT is required to offer certain of its former shareholders dissenter’s rights pursuant to the Delaware General Corporate Law.

For a description of the Merger and the material agreements entered into in connection with the Merger, please see the disclosures set forth in Item 2.01 of this Current Report on Form 8-K, which disclosures are incorporated into this Item 1.01 by reference. Item 2.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Merger Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the Merger Agreement and related documents incorporated by reference or filed as an exhibit to this Current Report on Form 8-K.

Accounting Treatment

The Merger is being treated as a reverse acquisition of IMSC, a public shell company, for financial accounting and reporting purposes. As such, EPT is treated as the acquirer for accounting and financial reporting purposes while IMSC is treated as the acquired entity for accounting and financial reporting purposes. As a result of such treatment, the historical financial statements that will be reflected in the Company’s future financial statements filed with the SEC will be those of EPT, and the Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of EPT.

Item 3.02
Unregistered Sales of Equity Securities.

In connection and as a condition to the Closing of the Merger, EPT sold (the “EPT Offering”) to accredited investors (as such term is defined in the 1933 Act) 561,800 shares of EPT common stock for aggregate gross proceeds of $2,809,000 in an offering exempt from the registration requirements of the 1933 Act. Such EPT shares were converted immediately following the Closing Date into an aggregate of 5,618,000 shares of our common stock.

Item 5.01
Changes in Control of Registrant.

The disclosure contained in Item 2.01 hereof is incorporated herein by reference.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 2.01 hereof is incorporated herein by reference.

Item 5.06
Change in Shell Company Status.

As the result of the transactions effected by the closing of the Merger, as described above under Item 2.01 of this Current Report, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934. The disclosures under the heading “The Merger” set forth in Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.06.

Item 8.01
Other Events.

On June 1, 2017, we issued a press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing the transaction discussed in Item 1.01.

Item 9.01
Financial Statements and Exhibits.

(a)
Certain of the financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 4 business days after the Closing Date.
(b)
The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 4 business days after the closing of the Merger.
(d)
The following exhibits are being filed as part of this Current Report.

Exhibit Number	Description
2.1
Agreement of Merger and Plan of Reorganization, dated as of December 28 2016, by and among International Metals Streaming Corp., EPT Acquisition Corporation and Environmental Packaging Technologies, Inc.1

2.2	Amendment No. 1 to Agreement of Merger and Plan of Reorganization, dated as of March 31, 20172
2.3*	Amendment No. 2 to Agreement of Merger and Plan of Reorganization, dated as of June 7, 2017
99.1*	Press release

____________________
*Filed herewith
1 Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 28, 2016.
2 Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: As of June 9, 2017	ENVIRONMENTAL PACKAGING TECHNOLOGIES HOLDING INC.
(Registrant)

	By:	/s/ David Skriloff
David Skriloff
Chief Executive Officer